UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2024

Presto Automation Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39830	84-2968594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

985 Industrial Road

San Carlos, CA 94070

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 817-9012

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PRST	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock	PRSTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 6, 2024, Presto Automation Inc. (the “Company”) received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with the requirement to maintain a minimum Market Value of Listed Securities (“MVLS”) of $50 million, as set forth in Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Requirement”), because the MVLS of the Company was below $50 million for the 30 consecutive business days prior to the date of the Notice. Nasdaq further indicated that, as of the date of the Notice, the Company did not comply with certain requirements under the alternative standards set forth in Nasdaq Listing Rule 5450(b)(3)(A) for continued listing on the Nasdaq Global Market. The Notice is in addition to the previously disclosed letter received on December 28, 2023, notifying the Company that it was not in compliance with the requirement to maintain a minimum bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5450(a)(1).

The Notice does not impact the listing of the Common Stock on The Nasdaq Global Market at this time. The Notice provided that, in accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has a period of 180 calendar days from the date of the Notice, or until August 5, 2024, to regain compliance with the MVLS Requirement. During this period, the Common Stock will continue to trade on The Nasdaq Global Market. If at any time before August 5, 2024 the MVLS closes at $50 million or more for a minimum of ten consecutive business days, Nasdaq will provide written notification that the Company has achieved compliance with the MVLS Requirement and the matter will be closed.

In the event the Company does not regain compliance by August 5, 2024, the Company will receive written notification that its securities are subject to delisting. At that time, the Company may appeal the delisting determination to a Hearings Panel. The Notice provides that the Company may be eligible to transfer the listing of its securities to The Nasdaq Capital Market (provided that it then satisfies the requirements for continued listing on that market).

The Company intends to actively monitor its MVLS and will evaluate available options to regain compliance with the MVLS Requirement. However, there can be no assurance that the Company will be able to regain compliance with the MVLS Requirement or maintain compliance with any of the other Nasdaq continued listing requirements.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2024, Xavier Casanova provided notice to the board of directors of the Company of his decision to resign as Chief Executive Officer (“CEO”) of the Company and all other positions held at the Company, effective immediately. Pursuant to the Forbearance Agreement and Fourth Amendment to the Credit Agreement dated January 22, 2024 by and among the Company and Metropolitan Partners Group Administration, LLC, as administrative, agent and collateral agent (the “Agent”), the Company is required to appoint a chief restructuring officer or person with significant restructuring, turnaround and insolvency experience reasonably acceptable to the Agent by no later than February 16, 2024. The Company is in the process of identifying suitable candidates to serve as CEO.

Item 8.01 Other Events

Update to Presentation of Restaurant Locations following Amendment to Cooperation Agreement with Hi Auto Ltd.

On July 14, 2021, the Company and Hi Auto Ltd. (“Hi Auto”) entered into a Cooperation Agreement pursuant to which Hi Auto supplies the AI technology used at approximately 347 Checkers and franchisee locations. On January 29, 2024, the parties reached an amicable agreement to amend certain aspects of the Cooperation Agreement following receipt of a notice from Hi Auto to the Company purporting to terminate the Cooperation Agreement based on various alleged breaches. In connection with the amendment, the Company has agreed that, commencing on May 1, 2024, the Company and Hi Auto will be permitted to compete for the Checkers relationship, including franchisee locations. For that reason, the Company has broken out below Checkers locations separately from its other locations.

	Calendar 2024						Calendar 2025
	Q1	Q2	Q3		Q4		Q1		Q2		Q3		Q4
Presto Technology Locations	270	463	730		998		1,251		1,590		1,948		2,328
Checkers Locations	292	263	260	*	272	*	279	*	300	*	302	*	282	*
Total	562	726	990		1,270		1,530		1,890		2,250		2,610

* After May 1, 2024, the Company intends to compete with Hi Auto for the Checkers relationship, but it is probable that the Company will be unable to retain all of these locations or execute the retention plan on this timeframe.

The Company believes that amendment of the Cooperation Agreement will not have a material adverse effect on the financial prospects of the Company. The Company’s previously-issued projected annualized run rate (PARR) of $17.6 million would be reduced by $0.9 million to $16.7 million (based on a revised store count projection of 998 stores by the end of calendar 2024), assuming that the Company does not retain any of the Checkers locations as of the third quarter of calendar 2024.

The Company defines PARR as the annualized revenue of contracts for its Presto Voice AI solution that are projected to be in effect at the end of the relevant period. As of February 7, 2024, PARR reflects 145 currently contracted locations with 876 additional projected contracted locations by the end of calendar 2024. As a result, a significant portion of the PARR is based on the Company’s expectation that it will roll out additional locations. The Company’s pricing assumptions reflect its experience with recent additions of new locations.

The Company believes that PARR is a useful measure of overall expected volume at a particular point in time and of changes in the volume of business over time because it allows investors to understand how the Company expects its business to scale and eliminates the time impact associated with the signing of new contracts during a quarterly or annual period.

The Company’s Voice contracts are generally for 12-month terms and can be terminated upon two months’ or two quarters’ notice or on a location-by-location basis, respectively, if minimum service levels are not maintained. The contracts have “evergreen” provisions that extend their term automatically unless the customer provides notification of non-renewal. Therefore, unless a notice of non-renewal has been received, the Company’s PARR calculation assumes that each contract in place currently will continue through the end of the relevant reporting period.

Forward Looking Statements

This Current Report on Form 8-K (the “Form 8-K”) contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Form 8-K, regarding the Company’s strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “initiatives,” “continue,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this Form 8-K or as of the date they are made. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. In addition, the Company cautions you that the forward-looking statements contained in this Form 8-K are subject to risks and uncertainties, including but not limited to, the Company’s ability to secure additional capital resources, the Company’s ability to compete successfully to maintain the relationship with Checkers, the Company’s ability to continue to roll out its AI technology with current franchisees, the Company’s ability to engage with new customers for its AI technology, and those additional risks and uncertainties discussed under the heading “Risk Factors” in the Form 10-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 11, 2023 and the other documents filed, or to be filed, by the Company with the SEC. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that the Company has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov. Should one or more of the risks or uncertainties described in this Form 8-K materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Form 8-K.

Item 9.01. Financial Statements and Exhibits

The following exhibits are provided as part of this Form 8-K:

(d) Exhibits

Exhibit No.	Description
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRESTO AUTOMATION INC.

By:	/s/ Susan Shinoff
	Name:	Susan Shinoff
	Title:	General Counsel and Corporate Secretary

Dated: February 8, 2024